EXHIBIT 10.1
EXTENSION OF CONSULTING SERVICES AGREEMENT
American Express Company, a New York corporation having offices at American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, and Theodore J. Leonsis hereby agree to extend up through and including July 18, 2012 the terms of the consulting services agreement (“Agreement”) entered into by the parties on July 19, 2010. By signing this extension agreement, the parties are extending the Agreement effective July 19, 2011 and as if the Agreement had not expired but rather had continuously remained in effect. The terms of this extension, including the payment terms, shall be the same as set forth in the Agreement. The parties may sign this extension in counterparts, and each signed counterpart shall be deemed an original.

AMERICAN EXPRESS COMPANY		THEODORE J. LEONSIS

By:	/s/ Kenneth I. Chenault	By:	/s/ Theodore J. Leonsis

	Name: Kenneth I. Chenault		Name: Theodore J. Leonsis
Title: Chairman and Chief Executive Officer
		Date:	August 1, 2011

Date:	August 1, 2011